Filed with the Securities and Exchange Commission on January 20, 2004

                                        1933 Act Registration File No. 333-17391
                                                     1940 Act File No. 811-07959

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

           Pre-Effective Amendment No.                                       |_|

           Post-Effective Amendment No. 135                                  |X|
                                        ---

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

       Amendment No. 137                                                     |X|
                     ---

                        (Check appropriate box or boxes.)

                              ADVISORS SERIES TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
               (Address of Principal Executive Offices) (Zip Code)

      (Registrant's Telephone Numbers, Including Area Code) (602) 952-1100

                                 Eric M. Banhazl
                              Advisors Series Trust
                        2020 E. Financial Way, Suite 100
                               Glendora, CA 91741
                     (Name and Address of Agent for Service)

                                   Copies to:

                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441

                As soon as practical after the effective date of
                  this Registration Statement Approximate Date
                           of Proposed Public Offering

It is proposed that this filing will become effective

     [  X  ] immediately upon filing pursuant to paragraph (b)

     [     ] on ______________________ pursuant to paragraph (b)

     [     ] 60 days after filing pursuant to paragraph (a)(1)

     [     ] on _______________________ pursuant to paragraph (a)(1)

     [     ] 75 days after filing pursuant to paragraph (a)(2)

     [     ] on ____________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

     [     ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               [CHASE GROWTH FUND]



                                Chase Growth Fund
                          300 Preston Avenue, Suite 403

                      Charlottesville, Virginia 22902-5091

                               Investment Advisor:
                                 (434) 293-9104
                              Shareholder Services:

                           (toll free) 1-888-861-7556








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



               Table of Contents



Risk/Return Summary.....................2
Fund Performance........................3
Fees and Expenses of the Fund...........4
Management of the Fund..................5
Account Information.....................6
How to Invest...........................6
Earnings and Taxes......................9
Financial Highlights...................10
Privacy Notice..........Inside Back Cover
For More Information...........Back Cover


More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                                Chase Growth Fund


                               Risk/Return Summary

Investment Objective

The Fund seeks growth of capital as its investment objective.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Advisor screens a universe of approximately 5,000 companies generally seeking stocks with average annual growth rates of earnings per share exceeding 10% and increases in earnings per share in seven or more of the past ten years. From this group of securities and others, the Advisor selects securities appropriate for the Fund's portfolio using quantitative, fundamental and technical analysis. The fundamental factors considered include a security's growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/ earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the Advisor rely on both internal and external research sources and on contact with management of companies being considered.

In buying and selling portfolio securities, the Advisor sets its initial price targets. The Advisor continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the Advisor, the Fund may invest up to 50% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested. Furthermore, to the extent that the Fund uses a money market mutual fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Types of Securities

The Fund invests primarily in the following securities:

    o   Common Stock;
    o   Convertible Securities;
    o   American, European and Global Depositary Receipts.

Please review the SAI for further descriptions of these securities.

                          Principal Risks of Investing

You may lose money by investing in the Fund. Other principal risks you should consider include:

Market Decline - A company's stock price or the overall stock market may experience a sudden decline.

Foreign Securities Risk - The Fund may invest in foreign securities through depositary receipts. Securities of foreign companies may involve greater volatility and political and economic risks.


Portfolio Turnover - Although the Fund generally will not invest for short-term trading opportunities, portfolio securities may be sold without regard to the length of time portfolio securities have been held when, in the opinion of the Advisor, investment and/or market considerations warrant such action. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

The Fund cannot accurately predict its future annual portfolio turnover rate. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets or individual issues or circumstances warrant such action. The Fund's annual portfolio turnover rate is noted in the Financial Highlights section of this Prospectus.


Who May Want to Invest

The Fund is intended for investors who:

o Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);

o Are diversifying their investment portfolio by investing in a mutual fund that invests in large cap companies; and/or

o Are willing to accept higher short-term risk in exchange for a higher potential for long-term total return.

                                Fund Performance

The following performance information indicates some of the risks and returns of investing in the Fund. The bar chart illustrates how the Fund's total return has varied from year to year. The table illustrates the Fund's average annual total return over time compared with a broad-based market index. The Fund has added the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Index to the performance table. The Russell 1000 Growth Index is comprised of stocks with a greater-than-average growth orientation and is frequently used as a benchmark for growth stock managers. The Lipper Large Cap Growth Funds Index is comprised of funds with an investment objective similar to that of the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


Calendar Year Total Returns

[BAR CHART]

1998:   29.64%
1999:   26.65%
2000:    2.93%
2001:  -13.73%
2002:  -13.54%
2003:   17.88%


During the period of time displayed in the bar chart, the Fund's best quarter was the quarter ended December 31, 1998, up 23.69% and its worst quarter was the quarter ended March 31, 2001, down -10.06%.

Average Annual Total Returns

as of December 31, 2003

                                                                         Since
                                                                       Inception
                                                   1 Year   5 Years    (12/2/97)
                                                   ------   -------     -------
Chase Growth Fund

    Return Before Taxes............................17.88%    2.77%       7.08%
    Return After Taxes on Distributions(1).........17.88%    2.69%       7.01%
    Return After Taxes on Distributions and Sale
             of Fund Shares(1).....................11.62%    2.35%       6.13%
S&P 500(R)Composite Stock Price Index(2)...........28.68%   -0.57%       4.02%
Russell 1000 Growth Index(3).......................29.75%   -5.11%       1.26%
Lipper Large Cap Growth Funds Index(4).............26.96%   -5.53%       0.66%


----------------------------------------------------------
(1) After-tax returns are calculated using the historic highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The S&P 500(R) Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The figures above reflect all dividends reinvested but do not reflect any deductions for fees or expenses.
(3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates. The figures above reflect all dividends reinvested but do not reflect any deductions for fees or expenses.
(4) The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.


                                Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases...........................None
Maximum deferred sales charge (load).......................................None
Short term redemption fee (as a percentage of amount redeemed)(1)..........2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Investment Advisory Fees...................................................1.00%
Other Expenses.............................................................0.42%
                                                                           -----
Total Annual Fund Operating Expenses.......................................1.42%
                                                                           -----
         Fee Waiver and/or Expense Reimbursement(2)........................0.03%
                                                                           -----
Net Annual Fund Operating Expenses(3)......................................1.39%
                                                                           =====

(1) The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(2) The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund until terminated by the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 1.39%. As of January 1, 2004, the Advisor agreed to reduce its expense cap from the previous expense cap of 1.48% to 1.39%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Board of Trustees may terminate this expense reimbursement arrangement at any time.
(3) Net Annual Operating Expenses information in the table has been restated to reflect current fees and waivers.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. The Example figures were calculated using current net operating expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 year              3 years              5 years           10 years
       ------              -------              -------           --------
        $142                 $440                $761              $1,669





                             Management of the Fund

The Investment Advisor


The registered investment advisor of the Fund is Chase Investment Counsel Corp., 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091. The Advisor, and a predecessor proprietorship, have provided asset management services to individual and institutional investors since 1957. As of December 31, 2003, the Advisor managed approximately $2.5 billion in assets. The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For the fiscal year ended September 30, 2003, the Advisor received advisory fees of 1.00% of the Fund's average daily net assets, net of waiver.


The Portfolio Managers

Mr. Derwood S. Chase, Jr. and Mr. David B. Scott are principally responsible for the portfolio management of the Fund. Mr. Chase, who controls the Advisor, has been President of the Advisor since its founding and has been active in the investment field professionally for more than forty years. Mr. Scott, who has been Senior Vice President of the Advisor since February 1997, has been active professionally in the investment field for more than twenty-five years. Mr. Scott joined the Advisor as a Vice President in March 1994.


Prior Performance of the Advisor, Chase Investment Counsel Corp. The following table sets forth composite performance data relating to the historical performance of private institutional accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor. A complete list and description of the composites is available from the Advisor.

The composite performance data shown below were calculated in accordance with industry standards. All returns presented were calculated on a total return basis and include all dividends and interest, including accrued dividends and accrued interest on money market funds and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by private institutional accounts of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Advisor's composite includes all actual, fee-paying, discretionary private institutional accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Advisor's composite combined the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The private institutional accounts that are included in the Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently the performance results for the Advisor's composite could have been adversely affected if the private institutional accounts included in the composite had been regulated as investment companies. In addition, the operating expenses incurred by the private institutional accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

The investment returns of the Advisor's composite presented below have been reviewed and verified by an independent auditing firm for the years December 31, 1993 through 2003, but they are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.



Total Returns:


                          Annualized Cumulative

Advisors Equity Composite   12.36%    260.34%
S&P 500(R)*                 10.97%    214.13%
Russell 1000 Growth**        8.63%    148.38%
Number of Portfolios
End of Period
Composite Assets
(Millions)

End of Period
Percentage of Total Assets
Represented by the
Composite***

Asset Weighted Dispersion
of Returns

                                                  Years Ended, December 31,
                           2003   2002    2001    2000     1999   1998   1997   1996    1995   1994   1993
Advisors Equity Composite 20.54% -16.81% -14.05%   0.99%  30.67% 37.00% 38.18% 23.01%  28.47% -8.60% 15.85%
S&P 500(R)*               28.69% -22.10% -11.90%  -9.12%  21.05% 28.59% 33.36% 22.92%  37.50%  1.33% 10.09%
Russell 1000 Growth**     29.74% -27.89% -20.42% -22.43%  33.16% 38.71% 30.49% 23.13%  37.19%  2.66%  2.90%
Number of Portfolios         74      37      21      19      14     15     14      13     11     11      7
End of Period
Composite Assets          1,626.1 747.5   625.3    612.5  508.0  434.5  320.8   239.4  205.7  151.9  127.2
(Millions)

End of Period
Percentage of Total Assets  62%     44%     48%      59%    51%    53%    51%     49%    48%    40%    28%
Represented by the
Composite***

Asset Weighted Dispersion 0.86%   0.50%   0.72%    1.45%  2.16%  2.25%  1.54%   1.06%  2.05%  0.62%  3.32%
of Returns




*    The   S&P    500(R)Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasts growth rates.
*** The figures shown represent assets that were managed by the Advisor using similar investment techniques as those used to manage the Fund's portfolio.


                               Account Information

How the Fund's Shares are Purchased

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets of the Fund, subtracting the liabilities and dividing the net amount by the number of outstanding shares. In calculating the NAV, the Fund's securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at their fair market value determined in good faith by or under the supervision of the Board of Trustees of the Advisors Series Trust.

When the Fund's Shares are Priced
The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. If the Fund receives your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV calculated after receipt of your order. For further information, please see the section "How to Invest" and the SAI.

                                  How to Invest

Opening a New Account

You may purchase shares of the Fund by mail, by wire or through certain investment brokers. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll-free at 1-888-861-7556. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be "market timers."



Purchasing Shares by Mail
Please complete the attached Application Form and mail it with a personal check, payable to the Chase Growth Fund to the Fund's Shareholder Servicing Agent, Fund Services, Inc. at the following address:

    Chase Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, Virginia 23260


You may not send Application Forms via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's Custodian at the following address:


    Chase Growth Fund
    c/o Fund Services, Inc.
    1500 Forest Avenue, Suite 111
    Richmond, Virginia 23229


Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.


In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Trust's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-888-861-7556 if you need additional assistance when completing your Application.


Purchasing Shares by Wire

To order by wire, you must have a wire account number. Please call the Fund toll-free at 1-888-861-7556 between 9 a.m. and 5 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.


Once you have the account number, your bank or other financial institution may send the wire using the following instructions:


    Sun Trust Bank
    Richmond, VA
    ABA#061000104
    For credit to Fund Services, Inc.
    A/C #201277395
    For further credit to:
    Investor's account number
    Name(s) of the investor(s)
    Name of the Fund to be purchased.

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through an Investment Broker

You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. Please contact your broker to see if they are an approved broker of the Fund for additional information.

Minimum Investments

Your initial purchase must be at least $2,000. Exceptions may be made at the Fund's discretion.

Additional Investments

Additional purchases may be made for $250 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above under the headings "Purchasing Shares by Wire" or "Purchasing Shares Through an Investment Broker."

Minimum Account Balance


Due to the relatively high cost of managing small accounts, if the value of your account falls below $500, the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Fund believes this policy to be in the best interests of all shareholders.


Selling Your Shares


You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transactions costs that are borne by all the Fund's shareholders. The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for less than 60 days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term "market timers" that engage in the frequent purchase and sale of Fund shares.

The Fund intends to implement the redemption fee where applicable. Although the Fund has the goal of applying this redemption fee to applicable redemptions, there are instances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts. Additionally, the redemption fee may not apply in certain circumstances, such as retirement plans that cannot implement the redemption fee. Redemption fees will not be charged on shares acquired for reinvestment of dividends or distributions from the Fund. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies.



The Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least 60 days' notice to shareholders, change the terms and/or amount of this fee. In particular, this fee may not be applicable to certain qualified accounts held by financial intermediaries.

Selling Your Shares by Mail

You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:


    Chase Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, Virginia 23260


If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

Selling Your Shares by Telephone

If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent toll free at 1-888-861-7556. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for retirement accounts.

The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the identity of the shareholder. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.


You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). The Fund may modify or terminate your telephone privileges after giving you 60 days' notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. Automatic Investment Plan

You may make regular monthly investments in the Fund using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a predetermined amount (but not less than $250). When the Fund receives the transfer the Fund will invest the amount in additional shares of the Fund at the next calculated net asset value. You may request an Application for the Automatic Investment Plan by calling the Fund toll free at 1-888-861-7556. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.


Automatic Withdrawal Plan

You may request that a predetermined amount be sent to you each month or quarter. Your account must have a value of at least $10,000 for you to be eligible to participate in the Automatic Withdrawal Plan. The minimum withdrawal is $50. You may request an Application for the Automatic Withdrawal Plan by calling the Fund toll-free at 1-888-861-7556. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.


Other Policies
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application Form is received by a Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding tax.

                               Earnings and Taxes
Dividends and Distributions

Income dividends and capital gain distributions, if any, are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.


Taxes

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Please consult your tax advisor about the potential tax consequences of investing in the Fund.


                              Financial Highlights


This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information in the table has been audited by Tait, Weller & Baker, independent auditors, for the fiscal year ended September 30, 2003, and by other auditors for previous years. Tait, Weller & Baker's report along with further detail on the Fund's financial statements are included in the Fund's annual report dated September 30, 2003, which is available upon request.

For a share outstanding throughout each period

------------------------------------------------------------------------------------------
                                                     Year Ended September 30,
                                           2003        2002      2001      2000     1999
---------------------------------------- ---------  ---------  --------- -------- --------
Net asset value
   beginning of year                       $13.29     $14.23     $17.69   $13.66   $10.68
                                         ---------  ---------  --------- -------- --------

Income from investment operations:
     Net investment income/(loss)          (0.05)    (0.05)#       0.05   (0.01)   (0.05)
     Net realized and unrealized
       gain/(loss) on investments            0.23     (0.85)     (3.28)     4.04     3.03
                                         ---------  ---------  --------- -------- --------
Total from investment operations             0.18     (0.90)     (3.23)     4.03     2.98
                                         ---------  ---------  --------- -------- --------
Less distributions:
     From net investment income               ---     (0.04)     (0.01)      ---      ---
     From net realized gain                   ---        ---     (0.22)      ---      ---
                                         ---------  ---------  --------- -------- --------
Total distributions                           ---     (0.04)     (0.23)      ---      ---
                                         ---------  ---------  --------- -------- --------

Net asset value, end of year               $13.47     $13.29     $14.23   $17.69   $13.66
                                         =========  =========  ========= ======== ========

Total return                                1.35%    (6.36%)   (18.47%)   29.50%   27.90%

Ratios/supplemental data:
Net assets, end of year (thousands)      $104,499    $50,803    $33,922  $23,131   $9,140
Ratio of expenses to average net assets:
     Before expense reimbursement/
       recoupment                           1.42%      1.53%      1.57%    1.70%    2.37%
     After expense reimbursement/
       recoupment                           1.48%      1.48%      1.48%    1.48%    1.48%
Ratio of net investment
   loss to average net assets
     After expense
       reimbursement                      (0.55%)    (0.32%)      0.34%  (0.06%)  (0.59%)
Portfolio turnover rate                   173.68%     96.06%     94.84%   73.94%   62.49%


#    Based on average shares outstanding

------------------------------------------------------------------------------------------





                        Advisor

            Chase Investment Counsel Corp.
             300 Preston Avenue, Suite 403
         Charlottesville, Virginia 22902-5091


                      Distributor

               Quasar Distributors, LLC
               615 East Michigan Street
              Milwaukee, Wisconsin 53202


                       Custodian

            U.S. Bank, National Association
                   425 Walnut Street
                Cincinnati, Ohio 45202


                    Transfer Agent

                  Fund Services, Inc.
                 Post Office Box 26305
               Richmond, Virginia 23260


                Independent Accountants

                 Tait, Weller & Baker
                  1818 Market Street
           Philadelphia, Pennsylvania 19103



                     Legal Counsel

         Paul, Hastings, Janofsky & Walker LLP
             55 Second Street, 24th Floor
         San Francisco, California 94105-3441



                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and


o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.



                                Chase Growth Fund

                        a Series of Advisors Series Trust

For More Information


For   more   information   please   log   on  to  the   Fund's   web   site   at
http://www.chaseinv.com

The Statement of Additional Information (SAI), incorporated by reference in this prospectus, includes additional information about the Fund. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request your free copy of the SAI or shareholder reports, or to request other information, please call toll-free 1-888-861-7556 or write to the Fund:

                                Chase Growth Fund
                             c/o Fund Services, Inc.
                              Post Office Box 26305
                            Richmond, Virginia 23260

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at http://www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.




                                      (The Trust's SEC File Number is 811-07959)




                                CHASE GROWTH FUND






                                   Prospectus

                                January 20, 2004




                       STATEMENT OF ADDITIONAL INFORMATION

                                January 20, 2004


                                CHASE GROWTH FUND
                                   a series of
                              ADVISORS SERIES TRUST
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                 1-888-861-7556

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated January 20, 2004, as may be revised, of the Chase Growth Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Chase Investment Counsel Corp. (the "Advisor") is the advisor to the Fund. A copy of the Fund's Prospectus may be obtained by contacting the Fund at the above address or telephone number.


The Fund's financial statements for the fiscal year ended September 30, 2003, are incorporated herein by reference to the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.


                                Table of Contents



The Trust......................................................................2
Investment Objective and Policies..............................................2
Portfolio Transactions and Brokerage...........................................8
Portfolio Turnover.............................................................9
Determination of Net Asset Value...............................................9
Purchase and Redemption of Fund Shares........................................11
Management....................................................................13
The Fund's Investment Advisor.................................................17
The Fund's Service Providers..................................................18
Dividends and Distributions...................................................19
Tax Matters...................................................................20
Performance Information.......................................................22
Anti-Money Laundering Program.................................................24
Proxy Voting Policy...........................................................24
General Information...........................................................25
Financial Statements..........................................................26
Appendix A....................................................................27
Appendix B....................................................................29




                                    THE TRUST

     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund and not to any other series of the Trust.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is growth of capital. The Fund primarily invests in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

     The  following  information   supplements  the  discussion  of  the  Fund's
investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund's objective will be attained.

     In addition to the risks associated with particular types of securities, which are discussed below, the Fund is subject to general market risks. The Fund invests primarily in common stocks. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     Foreign Investments. The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

     Depositary Receipts. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

Options on Securities

     Purchasing Put Options. The Fund may purchase covered "put" options with respect to securities that the Fund holds. The Fund will engage in trading of such derivative securities exclusively for hedging purposes. If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Adviser believes there is an active secondary market to facilitate closing transactions.

     Writing Call Options. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the name of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     Risks of Investing in Options. There are risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuations than an investment in the underlying securities themselves. A liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Repurchase Agreements. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which they are a party securities acceptable to the Advisor, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     When-Issued Securities, Forward Commitments and Delayed Settlements. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

     The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Short-Term Investments. The Fund may invest in any of the following securities and instruments:

     Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     Commercial Paper and Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less than the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

     Government Obligations. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Investment Company Securities. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

Investment Restrictions


     The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Fund.

     The Fund is diversified. This means that as to 75% of its total assets (1) no more than 5% may be in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. In addition, the Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales.


2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities.

3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6.   Purchase or sell commodities or commodity futures contracts.

7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

8.   Make investments for the purpose of exercising control or management.

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

2. Invest in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees (the "Board") to be liquid).

3.   Make loans of securities.

4. Notwithstanding fundamental restriction 1 above, borrow money, except from banks for temporary or emergency purposes, and in amounts not to exceed 5% of total assets, and subject to the further restriction that no additional investment in securities will be made while any such loan is outstanding.

     Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

     Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

     While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund. The Board will review quarterly the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices of the industry.

     Investment  decisions  for the Fund are made  independently  from  those of other  client  accounts  or mutual  fund  managed  or  advised  by the  Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     The Fund does not place securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of its shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.


                              Brokerage Commissions

------------------------------------------ -------------------------------------
                                                Fiscal Year Ended September 30,
                                           -------------------------------------
                                               2003         2002         2001
------------------------------------------ ------------- ----------- -----------
Brokerage commissions                         $312,754     $88,592       $74,403
Research, statistical and other services      $ 35,406     $19,876       $15,247
------------------------------------------ ------------- ----------- -----------


                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of them they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


                             Portfolio Turnover Rate
                    ---------------------------------------
                         Fiscal Year Ended September 30,
                    ---------------------------------------
                          2003         2002         2001
                     -------------- ---------- -------------
                         173.68%      96.06%       94.84%
                     -------------- ---------- -------------

* The increase in the Fund's portfolio rate was due to market volatility and defensive measures to protect principal.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.


     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculated its net asset value per share as of September 30, 2003 is as follows:


                       Net Assets
            ------------------------------  =     Net Asset Value Per Share
                   Shares Outstanding


                      $104,499,241
            ------------------------------  =               $13.47
                       7,756,859


     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.


     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Security Dealers Automated Quotation ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.


     Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

     An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last mean price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last mean price.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.


                     PURCHASE AND REDEMPTION OF FUND SHARES

     The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares


     Fund shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4 p.m. Orders are in proper form only after investment money is converted to U.S. dollars. Orders paid by check and received by 4 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.


     If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected, which may take up to 15 calendar days. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.


     The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Fund's shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


     Selected securities brokers, dealers or financial intermediaries may offer shares of the Fund. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund's daily cutoff time, currently the close of regular NYSE trading. Orders received after that time will be purchased at the next-determined net asset value.

How to Sell Shares

     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

     Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Fund

     Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling Shares Through your Investment Representative

     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

     If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

     Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

Delivery of Proceeds

     The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Telephone Redemptions

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if such procedures are observed, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Redemption Fee


     The Fund will assess a 2.00% fee on the redemption of Fund shares purchased and held for less than 60 days. This fee is paid to the Fund to help offset transactions costs and administrative expenses. The Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least 60 days' notice to shareholders, change the terms and/or amount of this fee. This fee may not be applicable to certain qualified accounts held by financial intermediaries.


                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

     The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.



---------------------- ----------- ---------------- ------------------ ------------ ---------------------
                                                                        Number of
                         Position   Term of Office      Principal       Portfolios           Other
       Name, Address       with     and Length of   Occupation During  Overseen in       Directorships
          and Age        The Trust   Time Served     Past Five Years   Fund Complex          Held
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Independent Trustees of the Trust*
---------------------------------- ---------------- ------------------ ------------ ---------------------

Walter E. Auch         Trustee     Indefinite term  Management              1       Director,
  (born 1921)                      since February   Consultant.                     Nicholas-Applegate
2020 E. Financial Way              1997.                                            Funds, Citigroup
Glendora, CA 91741                                                                  Funds, Pimco Advisors
                                                                                    LLP and Senele Group.
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Donald E. O'Connor     Trustee     Indefinite term  Financial               1       Independent Director,
  (born 1936)                      since February   Consultant;                     The Forward Funds.
2020 E. Financial Way              1997.            formerly
Glendora, CA 91741                                  Executive Vice
                                                    President and
                                                    Chief Operating
                                                    Officer of ICI
                                                    Mutual Insurance
                                                    Company (until
                                                    January 1997).
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
George T. Wofford III  Trustee     Indefinite term  Senior Vice             1       None.
  (born 1939)                      since February   President,
2020 E. Financial Way              1997.            Information
Glendora, CA 91741                                  Services, Federal
                                                    Home Loan Bank of
                                                    San Francisco.
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
James Clayburn LaForce Trustee     Indefinite term  Dean Emeritus,          1       Director, The Payden
  (born 1927)                      since May 2002.  John E. Anderson                & Rygel Investment
2020 E. Financial Way                               Graduate School                 Group, The
Glendora, CA 91741                                  of Management,                  Metzler/Payden
                                                    University of                   Investment Group, PIC
                                                    California, Los                 Investment Trust,
                                                    Angeles.                        BlackRock Funds,
                                                                                    Jacobs Engineering,
                                                                                    Arena
                                                                                    Pharmaceuticals,
                                                                                    Cancervax.
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
George J. Rebhan       Trustee     Indefinite term  Retired; formerly       1       Trustee, E*TRADE
  (born 1934)                      since May 2002.  President,                      Funds.
2020 E. Financial Way                               Hotchkis and
Glendora, CA 91741                                  Wiley Funds
                                                    (mutual funds)
                                                    from 1985 to 1993.
---------------------------------- ---------------- ------------------ ------------ ---------------------
Interested Trustee of the Trust**
---------------------------------- ---------------- ------------------ ------------ ---------------------
Eric M. Banhazl        Trustee     Indefinite term  Senior Vice             1       None.
  (born 1957)                      since February   President, U.S.
2020 E. Financial Way              1997.            Bancorp Fund
Glendora, CA 91741                                  Services, LLC
                                                    since July 2001;
                                                    Treasurer,
                                                    Investec Funds;
                                                    formerly,
                                                    Executive Vice
                                                    President,
                                                    Investment Company
                                                    Administration,
                                                    LLC; ("ICA")
                                                    (mutual fund
                                                    administrator and
                                                    the Fund's former
                                                    administrator).
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Officers of the Trust
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Eric M. Banhazl        President   Indefinite term  See Above.              1       See Above.
  (see above)          (Interested since February
                       Trustee -   1997.
                       see above.)
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Douglas G. Hess        Treasurer   Indefinite term  Vice President,         1       None.
  (born 1967)                      since June 2003  Compliance and
615 East Michigan St.                               Administration,
Milwaukee, WI 53202                                 U.S. Bancorp Fund
                                                    Services, LLC
                                                    since March 1997.
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
Rodney A. DeWalt       Secretary   Indefinite term  Legal and               1       None.
  (born 1967)                      since            Compliance
615 East Michigan St.              December 2003.   Administrator,
Milwaukee, WI 53202                                 U.S. Bancorp Fund
                                                    Services, LLC
                                                    since January
                                                    2003. Thrivent
                                                    Financial for
                                                    Lutherans from
                                                    2000 to 2003,
                                                    Attorney Private
                                                    Practice 1997 to
                                                    2000
---------------------- ----------- ---------------- ------------------ ------------ ---------------------
*    Denotes those Trustees of the Trust who are not "interested persons" of the
     Trust as defined under the 1940 Act ("Independent Trustees").
**   Denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.  Mr.  Banhazl  is an  interested  person of the Trust by virtue of his position as President of the Trust.  He is also an officer of U.S.  Bancorp
     Fund  Services,  LLC, the  administrator  for the Fund.  U.S.  Bancorp Fund
     Services,  LLC is an  affiliate  of Quasar  Distributors,  LLC,  the Fund's distributor.



Compensation


     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the portfolios comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.



---------------------------- ----------------- --------------------- ---------------- -------------------
   Name of Person/Position       Aggregate     Pension or Retirement Estimated Annual Total Compensation
                             Compensation From  Benefits Accrued as    Benefits Upon   from Trust(2) Paid
                                 the Trust(1)  Part of Fund Expenses    Retirement        to Trustees
---------------------------- ----------------- --------------------- ---------------- -------------------
Walter E. Auch, Trustee           $18,000              None                None             $18,000
Donald E. O'Connor, Trustee       $18,000              None                None             $18,000
George T. Wofford III,
  Trustee                         $18,000              None                None             $18,000
James Clayburn LaForce,           $18,000              None                None             $18,000
  Trustee
George J. Rebhan, Trustee         $18,000              None                None             $18,000
---------------------------- ----------------- --------------------- ---------------- -------------------
(1)  For the fiscal year ended September 30, 2003.
(2)  There are  currently  numerous  portfolios  comprising  the Trust.  For the fiscal year ended  September  30, 2003,  trustees  fees and expenses in the amount of $7,722 was allocated to the Fund.


Board Committees


     The Trust has three standing committees: The Audit Committee, Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. The Audit Committee met once with respect to the Fund during the Fund's last fiscal year.

     As of September 11, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).


     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund's last fiscal year with respect to the Fund.


Board Interest in the Fund

     George T. Wofford, III beneficially owns shares of the Fund. However, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.



------------------------------- ----------------------- ------------------------
                                Dollar Range            Aggregate
                                of Equity Securities    Dollar Range of
                                in the Fund             Equity Securities in all
                                (None, $1-$10,000,      Registered Investment
                                10,001-$50,000,         Companies Overseen by
                                $50,001-$100,000,       Trustee in Family of
Name of Trustee                 Over $100,000)          Investment Companies
------------------------------- ----------------------- ------------------------
Walter E. Auch, Trustee         None                    None
Eric M. Banhazl, Trustee        None                    None
Donald E. O'Connor, Trustee     None                    None
George T. Wofford III, Trustee  $1 - $10,000            None
James Clayburn LaForce, Trustee None                    None
George J. Rebhan, Trustee       None                    None
------------------------------- ----------------------- ------------------------

Control Persons, Principal Shareholders, and Management Ownership


     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of January 15, 2004, the following shareholders were considered to be either a control person or principal shareholder of the Fund:


---------------------------------------- -------------------- -----------------
Name and Address                             % Ownership      Type of Ownership
---------------------------------------- -------------------- -----------------
Charles Schwab & Co., Inc.                     16.38%               Record
101 Montgomery Street
San Francisco, California 94104

National Financial                             13.41%               Record
200 Liberty Street, 5th Floor
New York, New York  10281

CAMCO                                           5.37%               Record
80 West Street, #201
Rutland, Vermont 05701

---------------------------------------- -------------------- -----------------


                          THE FUND'S INVESTMENT ADVISOR

     Chase Investment Counsel Corp. acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine, the Advisor is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory
Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Advisor continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     In reviewing the Advisory Agreement on behalf of the fund at a meeting of the Board on December 11, 2003, the Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor; (b) the appropriateness of the fees paid by each Fund to the Advisor; (c) the level of overall Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. Specifically in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonably and generally consistent in relation to the relevant peer groups for the Fund. The Board also noted that the Advisor's brokerage practices were reasonably efficient.

     Pursuant to the terms of the Advisory Agreement, the Advisor is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of the Trust, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     In the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund's expense limitation, the Advisor shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Advisor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


     In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee of 1.00% computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.


     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.


--------------- ------------------ ------------------ --------- ---------------
                   Total Fees        Fees Waived/       Fees    Balance Paid to
September 30,   Accrued by Advisor Expenses Absorbed  Recouped       Advisor
--------------- ------------------ ------------------ --------- ---------------
       2003     $      775,209     $            0     $  46,955 $   822,164
       2002            411,604             22,832                   388,772
       2001            308,594             28,027                   280,567
--------------- ------------------ ------------------ --------- ---------------

                          THE FUND'S SERVICE PROVIDERS

Fund Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

                        Administrative Fees Paid to USBFS


           ------------------------- ------------------------------------
                                                September 30,
           ------------------------- ------------------------------------
                                        2003        2002         2001
           ------------------------- ----------- ----------- ------------
           Chase Growth Fund          $141,101    $82,316      $61,707
           ------------------------- ----------- ----------- ------------


Custodian and Transfer Agent


     U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as Custodian of the securities and other assets of the Fund. The Custodian, Distributor and Administrator are affiliated companies. Fund Services, Inc., P.O. Box 26305, Richmond, Virginia 23260, acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


Independent Accountants and Legal Counsel

     Tait Weller & Baker, 1818 Market Street, Philadelphia, Pennsylvania 19103, are the independent accountants for the Fund. Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, San Francisco, California 94105 is counsel to the Fund.

Distributor

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), pursuant to which the Distributor acts as the Fund's distributor, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The Distributor, Administrator and Custodian are affiliated companies.


     The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. On December 11, 2003, the Board approved the Distribution Agreement for an additional one-year period. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                                   TAX MATTERS

     Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

     Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

     Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be a capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                             PERFORMANCE INFORMATION

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

Average Annual Total Return


     Average Annual Total return quotations used in the Fund's prospectus are calculated according to the following formulas:


                                        n
                                 P(1 + T) = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Total return, or "T" in the above formula, is computed by finding the compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


     The average annual total return computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:


                 --------------- ------------- ----------------
                                               Since Inception
                    One Year       Five Years  December 2, 1997
                 --------------- ------------- ----------------
                     1.35%          5.09%          5.55%
                 --------------- ------------- ----------------


     During this period certain fees and expenses of the Fund were either waived or reimbursed. Accordingly, total return is higher than it would have been had these fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions):

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                       n
                                P(1 + T) = ATV
                                              D



where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:


                --------------- ------------- -----------------
                   One Year      Five Years   Since Inception
                                              December 2, 1997
                --------------- ------------- -----------------
                    1.35%          5.01%           5.48%
                --------------- ------------- -----------------


Average Annual Total Return (after Taxes on Distributions and Redemptions):

     The Fund's quotations of average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATV
                                               DR


where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemptions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:


                 --------------- ------------- -----------------
                    One Year      Five Years   Since Inception
                                               December 2, 1997
                 --------------- ------------- -----------------
                     0.88%          4.37%           4.78%
                 --------------- ------------- -----------------


                          ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") are reasonably designed to ensure that proxies are voted in the best interests of the Fund's shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor's Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

Certain of the Advisor's proxy voting guidelines are summarized below:

o With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
o With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management's bargaining position but do not discourage series offers, such as poison pills; and
o With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

     Where a proxy proposal raises a conflict of interest between the Advisor's interest and the Fund's interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

     In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-888-861-7556 and on the SEC's web site at www.sec.gov.


                               GENERAL INFORMATION

     Investors  in the Fund will be  informed  of the  Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders annually.


     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.


     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interests of shareholders, the Board may create additional series of shares which differ from each other only as to dividends. The Board has created numerous series of shares, and may create additional series in the future, each of which has separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


                                 CODE OF ETHICS


     The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS


     The annual report for the Fund for the fiscal year ended September 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent public accountants appearing therein are incorporated by reference in this SAI.



                                   APPENDIX A
                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

     AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.



                                   APPENDIX B
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on Fund employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."



                                     PART C
                               (Chase Growth Fund)

                                OTHER INFORMATION

Item 23. Exhibits

(a) Agreement and Declaration of Trust dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(b) Amended and Restated Bylaws dated June 27, 2002was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003, and is incorporated herein by reference.

(c)  Instruments   Defining  Rights  of  Security  Holders  is  incorporated  by reference to Registrant's Declaration of Trust and Bylaws.

(d) Form of Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(e) Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(f)  Bonus or Profit Sharing Contracts is not applicable.

(g) Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and is incorporated herein by reference.

(h)  Other Material Contracts

     (i) Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

     (ii) Form of Transfer Agency Service Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003, and is incorporated herein by reference.

     (iii)Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

     (iv) Form of Operating Expenses Limitation Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

     (v) Power of Attorney was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on September 16, 2002 and is incorporated herein by reference.

(i)  Opinion of Counsel is not applicable.

(j)  Consent of Independent Public Accountants is filed herewith.

(k)  Omitted Financial Statements is not applicable.

(l)  Agreement Relating to Initial Capital is not applicable.

(m)  Rule 12b-1 Plan is not applicable.

(n)  Rule 18f-3 Plan is not applicable.

(o)  Reserved.

(p)  Code of Ethics.

     (i) Code of Ethics for Registrant was previously filed with Registrant's Post-Effective Amendment No. 61 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on April 19, 2000 and is incorporated herein by reference.

     (ii) Code of Ethics for Advisor was previously filed with Registrant's Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on August 23, 2000 and is incorporated herein by reference.


Item 24. Persons Controlled by or Under Common Control with Registrant.

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

     Reference is made to Article VII of the Registrant's  Declaration of Trust,
Article VI of Registrant's Bylaws and Paragraph 6 of the Distribution Agreement.

     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and Other Connections of the Investment Adviser

     With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 2, 2002. The Advisor's Form ADV may be obtained, free of charge, at the SEC's web site at www.adviserinfo.sec.gov.

Item 27. Principal Underwriters.

     (a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

----------------------------------------- --------------------------------------
          Advisors Series Trust                 The Hennessy Funds, Inc.
           AHA Investment Funds              The Hennessy Mutual Funds, Inc.
     Alpha Analytics Investment Trust              Jacob Internet Fund
           Alpine Equity Trust                 The Jensen Portfolio, Inc.
           Alpine Series Trust                        Kenwood Funds
           Alpine Income Trust                  Kit Cole Investment Trust
     Alternative Investment Advisors           Light Revolution Fund, Inc.
            Blue & White Fund                       The Lindner Funds
         Brandes Investment Trust                      LKCM Funds
      Brandywine Advisors Fund, Inc.         Matrix Advisors Value Fund, Inc.
           Brazos Mutual Funds                     Monetta Fund, Inc.
              Buffalo Funds                           Monetta Trust
            CCM Advisors Funds                          MP63 Fund
       CCMA Select Investment Trust                    MUTUALS.com
        Country Mutual Funds Trust                    NorCap Funds
            Cullen Funds Trust                       Optimum Q Funds
         Dow Jones Islamic Index                   Permanent Portfolio
              Everest Funds                    PIC Investment Trust Funds
        First American Funds, Inc.          Professionally Managed Portfolios
First American Insurance Portfolios, Inc.       Prudent Bear Mutual Funds
  First American Investment Funds, Inc.           Purisima Funds Trust
   First American Strategy Funds, Inc.                Rainier Funds
             FFTW Funds, Inc.                       SEIX Funds, Inc.
         Fort Pitt Capital Funds              TIFF Investment Program, Inc.
               Gintel Fund                     Thompson Plumb Funds, Inc.
           Glenmede Fund, Inc.            TT International U.S.A. Master Trust
         Guinness Atkinson Funds                      Wexford Trust
       Harding, Loevner Funds, Inc.                   Zodiac Trust


----------------------------------------- --------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal   Position and Offices with Quasar Positions and Offices with
Business Address     Distributors, LLC                Registrant
-------------------- -------------------------------- --------------------------
James R. Schoenike   President, Board Member          None
-------------------- -------------------------------- --------------------------
Donna J. Berth       Treasurer                        None
-------------------- -------------------------------- --------------------------
Michael Zielinski    Secretary                        None
-------------------- -------------------------------- --------------------------
Joe Redwine          Board Member                     None
-------------------- -------------------------------- --------------------------
Bob Kern             Board Member                     None
-------------------- -------------------------------- --------------------------
Eric W. Falkeis      Board Member                     None
-------------------- -------------------------------- --------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     (c)  Not applicable.

Item 28.  Location of Accounts and Records.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

------------------------------------------- ------------------------------------
Records Relating to:                        Are located at:
------------------------------------------- ------------------------------------
Registrant's Fund Administrator             U.S. Bancorp Fund Services, LLC
and Fund Accountant                         615 East Michigan Street, 2nd Floor
                                            Milwaukee, WI  53202
------------------------------------------- ------------------------------------
Registrant's Transfer Agent                 Fund Services, Inc.
                                            Post Office Box 26305
                                            Richmond, VA 23260
------------------------------------------- ------------------------------------
Registrant's Custodian                      U.S. Bank, National Association
                                            425 Walnut Street
                                            Cincinnati, OH  45202
------------------------------------------- ------------------------------------
Registrant's Investment Advisor             Chase Investment Counsel Corp.
                                            300 Preston Avenue, Suite 403
                                            Charlottesville, Virginia 22902-5091
------------------------------------------- ------------------------------------

Item 29. Management Services Not Discussed in Parts A and B.

         Not Applicable.

Item 30. Undertakings.

         Not Applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 20th day of January, 2004.


                                                     ADVISORS SERIES TRUST

                                                     By: /s/Eric M. Banhazl*
                                                         -----------------------
                                                         Eric M. Banhazl
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities and on January 20, 2004.

Signature                               Title

/s/ Eric M. Banhazl*                    President and Trustee
---------------------------
Eric M. Banhazl

/s/ Walter E. Auch*                     Trustee
---------------------------
Walter E. Auch

/s/ Donald E. O'Connor*                 Trustee
---------------------------
Donald E. O'Connor

/s/ George T. Wofford III*              Trustee
---------------------------
George T. Wofford III

/s/ George J. Rebhan*                   Trustee
---------------------------
George J. Rebhan

/s/ James Clayburn LaForce*             Trustee
---------------------------
James Clayburn LaForce

/s/ Douglas G. Hess                     Treasurer and Principal Financial and
---------------------------             Accounting Officer
Douglas G. Hess


        * /s/ Douglas G. Hess
          -------------------
          Douglas G. Hess
             Attorney-in-Fact pursuant to
             Power of Attorney.




EXHIBIT INDEX

      Exhibit                                                        Exhibit No.
      -------                                                        -----------

      Consent of Auditors                                              EX-99.j.